RBC FUNDS TRUST

RBC SMID Cap Growth Fund (the “Fund”)

Supplement dated February 20, 2024 to the Fund’s prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) dated January 29, 2024, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective on or about April 1, 2024 (“Effective Date”), Kenneth A. Tyszko will no longer serve as a portfolio manager of the RBC SMID Cap Growth Fund. Accordingly, on the Effective Date, all references to Kenneth A. Tyszko in the Prospectus and SAI are deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE